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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2005

                        FIRST STATE FINANCIAL CORPORATION
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               (Exact name of registrant as specified in charter)

              Florida                     N/A                 65-0771145
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  (State or other jurisdiction       (Commission            (IRS employer
        of incorporation)            file number)        identification no.)

     22 South Links Avenue, Sarasota, Florida                  34246
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   (941) 929-9000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 7, 2005, First State Financial Corporation issued a press release announcing certain financial results and additional information. A copy of the press release is furnished with this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)    Financial Statements of Business Acquired: None.

     (b)    Pro Forma Financial Information: None

     (c)    Exhibits: Press release dated February 7, 2005

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST STATE FINANCIAL CORPORATION

                                      By: /s/ COREY J. COUGHLIN
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                                          Corey J. Coughlin
                                          President and Chief Executive Officer

Date:    February 7, 2005